UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 25, 2004



                                NSD Bancorp, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)


  Pennsylvania                    0-22124                   25-1616814
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(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)



             5004 McKnight Road, Pittsburgh, PA        15237
             ----------------------------------        -----
          (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code: (412) 231-6900


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                                NSD BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit Number             Description
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99.1                       Press Release dated February 25, 2004, issued by
                           NSD Bancorp, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 25, 2004, NSD Bancorp, Inc. announced its results of operations for the quarter and year ended December 31, 2003 as well their 2004 annual meeting date. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information furnished under this Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



NSD Bancorp, Inc.




Date:  February 25, 2004                 BY:    /s/ William C. Marsh
                                                ------------------------------

                                         Name:      William C. Marsh
                                         Title:     Principal Financial Officer

                                                    Senior Vice President
                                                    Chief Financial Officer